Exhibit 10.2

Fourth Amendment to Consulting Agreement

This Fourth Amendment to Consulting Agreement (this “Amendment”) is entered into as of December 31, 2025 and is effective as of January 1, 2026, by and between Oramed Pharmaceuticals Inc., a company incorporated under the laws of the State of Delaware, with an address at 20 Mamilla Ave., Jerusalem, Israel 9414904 (the “Company”) and Shnida Ltd., a company incorporated under the laws of the State of Israel, (company I.D. no. 514519016) with an address at 32 Eliezer Hagadol Street, Jerusalem (the “Consultant”).

WHEREAS, the Company and the Consultant entered into a consulting agreement, effective as of November 1, 2022 and amended as of April 27, 2023, as of January 8, 2024 and November 7, 2024 (the “Consulting Agreement”); and

WHEREAS, the Company and the Consultant desire to amend the terms and conditions of the Consulting Agreement as set forth herein.

NOW, THEREFORE, the Company and the Consultant agree as follows:

1.	Amendment to Section 6. Section 6 of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

Compensation. Effective January 1, 2026 (inclusive), the Company shall pay to the Consultant in consideration for the performance of the Consulting Services, a gross monthly amount of NIS 118,586 (the “Consideration”), subject to the receipt by the Company of an invoice from the Consultant.

2.	Except for the changes and/or additions stated herein, all the other terms of the Consulting Agreement shall remain valid and bind the parties without any change. In the case of a contradiction between the provisions of this Amendment and the provisions of the Consulting Agreement, the provisions of this Amendment shall prevail. Without limiting the generality of the foregoing, the term “Agreement” as used in the Consulting Agreement shall be deemed to be the Consulting Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment to Consulting Agreement as of the date written above.

ORAMED PHARMACEUTICALS INC.		Shnida LTD.

By:		By:
Name:	Avi Gabay	Name:	Nadav Kidron
Title:	Chief Financial Officer	Title:	Chief Executive Officer

I hereby confirm that I have read this Amendment, understood its terms and agree to be personally bound by all its terms and provisions.

Nadav Kidron